UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire 745 Fifth Avenue New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – June 30, 2011

Item 1.  Reports to Shareholders.

Royce Capital Fund– Micro-Cap Portfolio Royce Capital Fund– Small-Cap Portfolio	SEMIANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through June 30, 2011

	Average Annual Total Returns						Annual Operating Expenses

Fund	Year-to-Date[1]	1-Year	5-Year	10-Year	Since Inception (Date)

Royce Capital Fund–Micro-Cap Portfolio	2.79%	35.87%	6.25%	9.87%	13.40%	(12/27/96)	1.37%

Royce Capital Fund–Small-Cap Portfolio	5.26	27.01	6.18	8.99	12.09	(12/27/96)	1.06

Russell Microcap Index	3.08	32.70	0.55	5.59	n.a.[2]		n.a.

Russell 2000 Index	6.21	37.41	4.08	6.27	7.30[3]		n.a.

1  Not annualized
2  Data for the Russell Microcap Index goes back only to 2000.
3  Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. All performance and expense information reflects results for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

Series of Royce Capital Fund invest primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund—Micro-Cap Portfolio may invest up to 35% of its net assets in foreign securities and Royce Capital Fund—Small-Cap Portfolio may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1000 of the smallest securities in the small-cap Russell 2000 Index. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index.

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Table of Contents

Semiannual Review

Performance and Expense Table	Inside Cover

Letter to Our Shareholders	2

Semiannual Report to Shareholders	7

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Charles M. Royce, President

We have spent a lot of time talking
about dividends lately, but they have
been important to us as an investment
theme since Chuck Royce assumed
full investment control of Royce
Pennsylvania Mutual Fund in November
1972. However, our work with dividend-
paying small-cap stocks became
particularly focused in 1979, when we
agreed to create a portfolio for an
institutional client who informed us at
the last minute that every stock in the
portfolio had to pay a dividend.

Our long history of finding what we
think are undervalued, fundamentally
strong dividend payers in the small-
cap world makes us a bit bemused as
to why so many other investors ignore
small-cap dividend-paying companies;
they simply do not associate the
small-cap asset class with dividends.
However, we have long maintained
that dividends can be an integral part
of a successful long-term investment
strategy in the small-cap asset class.
Our experience suggests that including
dividend-paying smaller companies
in an equity portfolio potentially offers
both an effective cushion against market
volatility and a strong component of

Continued on page 4...

Letter to Our Shareholders

Déjà vu All Over Again?
Some have suggested that the first half of 2011 looked uncannily like that of 2010. We admit that there are some striking similarities. As 2010 began, the stock market briefly stumbled out of the gate before regaining its feet, and the highly charged rally that began early in March of 2009 resumed its brisk pace. However, the month of April brought a more serious correction that lingered into early July, precipitated by fears of sovereign debt crises in Europe, anxiety over the U.S. and Chinese economies and an environmental disaster. In 2011, a sluggish January quickly yielded to an extension of the dynamic market that had characterized 2010 as a whole. This segment of the bull run then quickly reversed direction in April—truly the cruelest month for equity investors over the last two years—as renewed concerns over European fiscal solvency, another round of hand-wringing over the rate of growth in the U.S. and China, and a series of catastrophic events in Japan combined to rouse the bear.
     However superficially close, the parallels between the first halves of 2010 and 2011 were never quite as neat as some observers suggested. Any resemblance began to break down decisively in the middle of June, when the market shook off its doldrums with a rally that lasted through most of July. Unlike the first six months of 2010, the market bore only slightly ill effects by the end of 2011's first half, despite the relentless flow of negative news and pervasive feeling of economic anxiety that have distinguished both years. The stock market's greater resilience thus far through 2011 can be seen by measuring each year's respective spring-summer downturn. June 2010 ended in the midst of a correction that would ultimately drop small-cap stock prices by more than 20% by early July, while 2011's first down period, which

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lasted from the interim small-cap high on April 29 to the year's small-cap low on June 13, saw the small-cap Russell 2000 Index lose less than half that amount.

          All of this makes the question of what may happen next perplexing. What bemuses us as we look back on both periods is that the first half of 2011 was arguably, if not worse, then at least more uncertain, in terms of headline-making developments. For example, in addition to those events already mentioned, we have been through a series of natural disasters here in the States, brinkmanship in Washington over raising the debt ceiling, and ongoing debates about how to deal with deficits and jobs, the latter two made worse because the beckoning election year has been encouraging even larger doses of partisanship than usual. So while the correction was not at all surprising—bull market interruptions have been very common historically—we are concerned about what looks like an almost casual shrugging off of significant events by large numbers of investors, some of whom are likely the same people who sold at the first sign of trouble. On the one hand, then, our contrarian perspective makes us skeptical of the rally that closed out the first half. On the other hand, our long-term view of both the equity market and the economy remains reasonably bright. We still believe that stocks can generate positive returns over the next two or three years, though we are not anticipating a rally in the second half of 2011 like the very dynamic run that ushered out 2010. In all, we remain modestly bullish and cautiously optimistic about the years ahead.

We still believe that stocks can generate positive returns over the next two or three years, though we are not anticipating a rally in the second half of 2011 like the very dynamic run that ushered out 2010.

Seen It All Before

Year-to-date results for the major stock indexes were positive, though they were muted by the second quarter's higher volatility. From our perspective, the most notable development in the first half of 2011 was seeing small-cap's seemingly unassailable market leadership contested. For the year-to-date period ended June 30, 2011, the small-cap Russell 2000 Index gained 6.2%, while the large-cap S&P 500 Index was up 6.0%, the Russell 1000 Index climbed 6.4%, and the more tech-oriented Nasdaq Composite returned 4.6%. These results were the combined effect of the year's very different quarters. The first, while it saw numerous shifts in market leadership, was a pleasant, placid bull period compared to what followed. Small-cap companies edged out their larger counterparts between January and March, with the Russell 2000 up 7.9% compared to respective gains of 5.9% and 6.2% for the large-cap S&P 500 and Russell 1000, and 4.8% for the Nasdaq.

It should be kept in mind that growth in both the stock market and the economy seldom takes place in uninterrupted straight lines or in lock stepped tandem. The recent pauses in both are very much in the range of what we consider normal.

          The second quarter, while offering a distinctly mixed bag for equities, saw small-caps cede leadership to their large-cap siblings. The Russell 2000 fell 1.6% in the second quarter versus a slender gain of 0.1% for both the S&P 500 and Russell 1000, and a loss of 0.3% for the Nasdaq Composite. One-year returns remained very strong for all four domestic indexes, and were led by small-caps. The Russell 2000 climbed 37.4%, the S&P 500 rose 30.7%, the Russell 1000 was up

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an investment’s total return, especially during lower-return periods.

We also believe that a company’s
practice of paying dividends is
an excellent measure of its underlying
quality and an intelligent form
of corporate governance. From our
perspective within the small-
cap world, where the words “dividend”
and “quality” are often considered
synonymous, adopting a dividend-
paying investment strategy could be a
key to long-term outperformance.
We believe that this is more than
usually relevant today, as we believe a
shift to higher quality companies
may be at hand.

Understanding a company’s capital
allocation decisions is a critical element
in our investment process. This is
especially important in a market when
corporate balance sheets are generally
in excellent condition and, in many
cases, flush with cash. Dividends are by
nature the byproduct of healthy free
cash flow generation. Of the more than
4,140 domestic small-cap companies
(those with market capitalizations up
to $2.5 billion), 1,181 were dividend
payers as of the end of the first half of
2011; of these dividend-paying
companies, 757 had a dividend yield
of at least 2%.

Not surprisingly, the number of dividend- paying companies located outside of the United States is even larger. In many foreign public markets, there is typically

Continued on page 6...

Letter to Our Shareholders

31.9%, and the Nasdaq Composite gained 31.5%. Small-caps also led over longer-term periods, as the Russell 2000 outperformed each of its large-cap counterparts, the S&P 500 and Russell 1000, for the trailing three-, five-, 10-, 15- and 20-year periods ended June 30, 2011.
     Year-to-date results for non-U.S. equity indexes were somewhat in line with their domestic cousins, with the Russell Global ex-U.S. Small Cap Index finishing further behind its large-cap counterpart, the Russell Global ex-U.S. Large Cap Index, up 0.8% versus a gain of 4.1%. The lower year-to-date results relative to U.S. indexes were attributable to significantly lower first-quarter returns, with the Russell Global ex-U.S. Large Cap gaining 3.6%, while its non-U.S. small-cap equivalent gained 1.0%. While non-U.S. indexes generally enjoyed slightly better performance than the domestic indexes in the second quarter, it was not enough to overcome the first quarter’s relative disadvantage. For the second quarter, the Russell Global ex-U.S. Large Cap was up 0.4%, while the Russell Global ex-U.S. Small Cap declined 0.2%.
     Arguably the market’s unsung heroes, domestic mid-cap stocks, as measured by the Russell Midcap Index, outpaced their small-cap and large-cap equivalents for the year-to-date period ended June 30, 2011, up 8.1%. Micro-caps, as measured by the Russell Microcap Index, were the worst performers along the market cap spectrum, up 3.1% for the six months ended June 30, 2011. Within small-cap, value, as measured by the Russell 2000 Value Index, fell behind growth, as measured by the Russell 2000 Growth Index for the year-to-date period (+3.8% versus +8.6%). In addition, small-cap growth led its value sibling in the trailing one-, three- and five-year periods, while trailing 10-, 15-, 20-, and 25-year returns belonged to small-cap value.

Seeing Things
All in all, the first six months were a curious time, befitting a period in which the mood of investors seemed to shift violently from composed to panic and back again. While these mood swings were the top story in equities during the first half, the return of volatility was not a development that struck us as unusual, especially considering that the market had previously been on a very dynamic run from the interim small-cap low on July 6, 2010. Some retreat from its recent highs was therefore to be expected at some point. The correction has so far been fairly modest and mostly painless, particularly in the wider context of the bull market that began following the bottom on March 9, 2009. Our thought is that, for all the surface similarities to last year’s first half, there are cyclical forces at work that are as much a factor as investors’ unease with the U.S. or global economies. It is also worth remembering that, though growth has decelerated, the economy is still growing. In addition, it should be kept in mind that growth in both the stock market and the economy seldom takes place in uninterrupted straight lines or in lock-stepped tandem. The recent pauses in both are very much in the range of what we consider normal.

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     In addition, as contrarian, bargain-hunting value investors, we see opportunity when the markets correct. Our discipline entails thinking about the present and about the years ahead when positioning our portfolios. So while we never look forward to corrections, we accept them as a fact of investment life, and then some. We see downturns as vital opportunities to re-evaluate and re-stock our portfolios. Even a brief reversal in the market can create ample chances to find what we see as well-managed, financially strong businesses with attractively low share prices.
     The most recent downturn offers a typical example. Between the 2011 high on April 29 and the most recent small-cap low on June 13, the Russell 2000 Index fell 10.1%. During this span, 50% of the companies in the Russell 2000 were down more than 10%; 18% (360 companies) of the Index’s constituents were off more than 20%; and 5% (100 stocks) declined by more than 30%. Not all of these companies were worth buying. It usually takes at least a 30% discount to our estimate of a company’s worth for us to consider a purchase. However, even brief and not particularly dramatic downturns create chances for us to find what we think are great companies trading at alluringly reduced prices.

As contrarian, bargain-hunting value investors, we see opportunity when the markets correct. Our discipline entails thinking about the present and about the years ahead when positioning our portfolios.

Sights Unseen

The issues of unemployment and housing continue to dominate the headlines, though we still maintain that there is far more good news about the economy on a company by company basis. In fact, from the standpoint of balance sheets, cash flows, revenues and profits, corporations have seldom been in better shape. However, as long as unemployment remains high and housing continues to correct, the focus will remain on those two. The latter is, we think, less of a problem. Real estate cycles tend to unwind very slowly, and this one shows no signs of being any different. It may actually take years because the run-up in housing prices was so extreme. Any expectation that a correction would be quick was entirely misplaced. Unemployment is a more significant issue, and we have no good answer as to why the much-discussed and hoped-for pick-up in employment has not yet materialized. Certainly any increase in jobs would be a huge benefit to the economy and society as a whole. Yet companies seem much more focused on continuing to improve revenues and profits than they are on hiring, at least here in the U.S., something that we do not necessarily see changing in the intermediate future.

We believe that the fortunes of quality companies in all asset classes will resemble the growth in the economy—slow and steady, not very dramatic, but in retrospect more than satisfying.

     So the economy is by no means out of the woods yet. This observation can be balanced, however, by our contention that it is closer to recovery than it has been since the recession began in 2007. Clearly, it has been a long, unhappy ride for many. And there have been numerous instances in history when the market was either ahead of the economy or, as we think is currently the case, when headlines are fixated on bad news while many individual companies have been doing well. Ultimately, we are throwing our lot in with companies, and the message

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both a stronger embrace of dividends
by shareholders and a higher incidence
of founding-family owners who want
dividends for income. Yields in many
foreign markets are also quite generous,
particularly for smaller companies.
Many high-quality small companies earn
more than they need in terms of
reinvestment in the business. This excess
profit, or free cash flow, is a vital
qualitative component that we look for
in companies regardless of location,
along with a strong balance sheet and an
established record of earnings.

Despite an abundance of small-cap
companies that pay dividends, very
few fund managers focus on dividends
within the small-cap universe. Most
focus on capital appreciation instead
of total return, while in the large-cap
universe, total return or equity income
approaches are far more common.

This fact is further borne out by
Morningstar data. Of the 548 small-
cap objective funds identified by
Morningstar as of June 30, 2011, only
four funds have dividend, income,
or total return in their respective
names (two of which are Royce Funds).
Yet dividends in the small-cap universe
perform the same role that they do in
the large-cap area—they may tend to
reduce a stock price’s downside volatility
and allow an investor to start the year
with a positive return as a result of the
dividend. To our way of thinking, that’s
an irresistible combination for risk-
conscious value investors like ourselves.

Letter to Our Shareholders

that we have been receiving lately in our meetings with management is far more optimistic than what we see in the headlines.
      Still, we would not be surprised if the coming months brought another downturn. We did not become too excited by the rally that closed out June, which, though welcome, did little to convince us that the downturn was over. While we continue to believe that stocks can generate positive returns over the next two or three years, we are not anticipating a rally in the second half of 2011 such as the one we had in the final six months of 2010. As stated, our bullishness and optimism are real, but low key. We believe that the fortunes of quality companies in all asset classes will resemble the growth in the economy—slow and steady, not very dramatic, but in retrospect more than satisfying.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President
July 31, 2011

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Royce Capital Fund 2011 Semiannual Report to Shareholders   |   7

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			2.79%

One-Year			35.87

Three-Year			8.82

Five-Year			6.25

10-Year			9.87

Since Inception (12/27/96)			13.40

ANNUAL EXPENSE RATIO

Operating Expenses			1.37%

[1]Not annualized
CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2010	30.1%	2003	49.2%

2009	57.9	2002	-12.9

2008	-43.3	2001	29.7

2007	4.0	2000	18.5

2006	21.1	1999	28.1

2005	11.6	1998	4.1

2004	13.8	1997	21.2

TOP 10 POSITIONS % of Net Assets

GP Strategies			1.1%

Anaren			1.1

Universal Stainless & Alloy Products			1.0

Allied Nevada Gold			1.0

Marten Transport			1.0

Total Energy Services			0.9

Lincoln Educational Services			0.9

Lamprell			0.9

Cavco Industries			0.9

Horsehead Holding Corporation			0.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrials			17.8%

Materials			13.5

Information Technology			13.1

Consumer Discretionary			11.4

Health Care			10.2

Energy			7.6

Financials			6.5

Consumer Staples			2.8

Telecommunication Services			1.3

Utilities			0.1

Miscellaneous			4.6

Cash and Cash Equivalents			11.1

Royce Capital Fund–Micro-Cap Portfolio

Manager’s Discussion
Micro-cap stocks struggled through the first six months of 2011, and the diversified portfolio of Royce Capital Fund–Micro-Cap Portfolio (RCM) was unfortunately no exception to this rule. The Fund was up 2.8% for the year-to-date period ended June 30, 2011 versus a gain of 6.2% for the small-cap Russell 2000 Index and a 3.1% result for the Russell Microcap Index, the Fund’s new benchmark. (We chose the Fund’s new benchmark because it better reflects the Fund’s security selection universe.)
     During the mostly bullish first quarter, RCM gained 7.3%, behind the Russell 2000 Index, which was up 7.9%, but ahead of the Russell Microcap Index, which climbed 6.8%. This pattern held through April, but when share prices began to plummet following the interim small-cap high on April 29, the Fund lost ground against both indexes. (The Fund was down 6.3% from small-cap high on April 29 through June 30, 2011, versus respective losses of 4.1% and 4.9% for the Russell 2000 and Russell Microcap Indexes.) For the second quarter as a whole, RCM fell 4.2% versus a decline of 1.6% for the small-cap index and a loss of 3.5% for its micro-cap benchmark. Following stellar years in 2009 and 2010, some give-back was not surprising, particularly for this more volatile segment of the small-cap asset class during a period in which volatility made a highly visible comeback. We were therefore only mildly disappointed by the Fund’s results through the first six months of 2011.

     However, longer-term market cycle results were far more encouraging. RCM rose 172.0% from the market low on March 9, 2009 through June 30, 2011 compared to a gain of 148.6% for the Russell 2000 Index and 147.1% for the Russell Microcap Index. From the interim small-cap peak on July 6, 2010 through the end of June 2011, the Fund gained 39.4% versus gains of 41.9% and 37.4%, for the small-cap and micro-cap indexes, respectively.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date through 6/30/11[1]

Heritage-Crystal Clean	0.48%
SMART Modular Technologies (WWH)	0.46
Universal Stainless & Alloy Products	0.37
Fronteer Gold	0.34
TGC Industries	0.33
[1]Includes dividends

     Strong market cycle performances played a pivotal role in the Fund’s average annual total returns through the end of June. RCM outpaced the Russell Microcap Index—for which returns date back only as far as 2000—for the one-, three-, five- and 10-year periods ended June 30, 2011, while also beating the small-cap index for the three-, five-, 10-year and since inception (12/27/96) periods. The Fund’s average annual total return since inception was 13.4%.
     Following the heady results of the previous two calendar years, many portfolio positions were sold or trimmed after reaching or, in some cases, exceeding our price targets as we

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCM reflects Investment Class results. Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

8 | Royce Capital Fund 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

actively sought to better position the portfolio for the years ahead. When this activity was accompanied by a volatile market, it made the necessity of re-stocking painful. However, it also opened up numerous opportunities, as valuations in the first half looked highly encouraging to us, whether in existing holdings or newer positions. We were very pleased with the state of the portfolio at the end of June, its recent performance notwithstanding.
     Smith Micro Software provides software and services for laptops, tablets and other devices. We liked its balance sheet and have high regard for its core business, though it is also highly cyclical. Its stock performance has often been tied to the success of new product launches that utilize its technology, which has made for considerable volatility. The stock began to underperform Wall Street’s expectations early in 2011 and failed to recover any value during the June rally as it continued to move more of its business to tablet software at a pace most investors deemed too slow. We held a modest position at the end of June, though we built our stake in the first half. We also had confidence in the prospects for Sigma Designs, which makes integrated system-on-chip solutions for IPTV (Internet protocol television). It has suffered  the typical  fits and starts of  many new, highly niche-based tech businesses, which kept investors away during the first half. It too failed to participate in the late rally, which kept its stock attractively cheap through the first half, allowing us to increase our position in March, May and June. Xyratex‘s stock price revived a bit in June, though not nearly enough to keep it from being a detractor to first-half performance. The company makes hard disks for large-scale data storage needs. High expectations for its business led its share price to rise in the second half of last year, and helped lead to a vicious sell-off when middling results were announced earlier this year. Its disappointing stock performance led us to add a bit to our position in January.
     A steadily rising stock price led us to take gains in Heritage-Crystal Clean, which performs industrial and hazardous waste services for small and mid-sized businesses. Our initial attraction was to its interesting business, pristine balance sheet and very attractive valuation. We sold our shares of SMART Modular Technologies in June following the announcement of its acquisition in May, which helped to boost its share price. Although we made modest trims late in the first half, we otherwise substantially increased our position in top-ten holding and strong performer Universal Stainless & Alloy Products during the first half. The company, which manufactures specialty steel products, saw its stock get very cheap in the downturn. New management helped to make the company more efficient and its subsequent improved results attracted other investors.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Smith Micro Software	-0.61%
Sigma Designs	-0.32
Xyratex	-0.26
Patriot Transportation Holding	-0.24
PDI	-0.23
[1] Net of dividends

ROYCE CAPITAL—MICRO-CAP VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 12/27/96

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Average Market Capitalization [1]	$407 million

	Weighted Average P/E Ratio [2]	16.8x

	Weighted Average P/B Ratio	1.7x

	U.S. Investments (% of Net Assets)	56.5%

	Non-U.S. Investments (% of Net Assets)	32.4%

	Fund Net Assets	$730 million

	Turnover Rate	18%

	Number of Holdings	224

	Symbol
	Investment Class	RCMCX
	Service Class	RCMSX

[1] Geometrically calculated
[2] The Fund’s P/E calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 6/30/11).

RISK/RETURN COMPARISON
Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency 1

RCM	6.25%	22.29	0.28

Russell Microcap	0.55	23.79	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2011 Semiannual Report to Shareholders  |   9

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011 [1]			5.26%

One-Year			27.01

Three-Year			7.02

Five-Year			6.18

10-Year			8.99

Since Inception (12/27/96)			12.09

ANNUAL EXPENSE RATIO

Operating Expenses			1.06%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2010	20.5%	2003	41.1%

2009	35.2	2002	-13.8

2008	-27.2	2001	21.0

2007	-2.1	2000	33.3

2006	15.6	1999	8.2

2005	8.6	1998	8.9

2004	25.0	1997	17.1

TOP 10 POSITIONS % of Net Assets

Jos. A. Bank Clothiers			2.9%

Steven Madden			2.9

Ascena Retail Group			2.9

Buckle (The)			2.8

Allied World Assurance Company Holdings			2.7

ManTech International Cl. A			2.6

MEDNAX			2.4

MAXIMUS			2.2

Federated Investors Cl. B			2.0

Wolverine World Wide			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			21.3%

Financials			16.2

Information Technology			15.3

Health Care			12.5

Energy			6.4

Industrials			6.1

Consumer Staples			5.8

Materials			1.2

Miscellaneous			2.6

Cash and Cash Equivalents			12.6

Royce Capital Fund–Small-Cap Portfolio

Manager's Discussion
Royce Capital Fund–Small-Cap Portfolio (RCS) managed to effectively roll with the punches as the equity markets grew more volatile later in the first half of 2011. RCS gained 5.3% for the year-to-date period ended June 30, 2011, trailing its small-cap benchmark, the Russell 2000 Index, which was up 6.2% for the same period.
     During the more bullish first quarter, RCS rose 7.7% versus a 7.9% gain for the small-cap index. After hitting an interim high on April 29, small-caps plummeted before the mid-June rally helped to shore up gains. The Fund performed respectably through this period, although its 2.2% drop in the second quarter was behind the 1.6% decline for the Russell 2000 Index.
     Recent market cycle results were strong on an absolute basis, though more mixed on a relative basis. In the more bearish peak-to-current period from the small-cap peak on July 13, 2007 through June 30, 2011, RCS was up 8.1% versus a 2.2% gain for the Russell 2000. From the small-cap trough on March 9, 2009 through June 30, 2011, the Fund rose 134.8% compared to a gain of 148.6% for its benchmark. Finally, RCS gained 30.0% from the interim small-cap low on July 6, 2010 through the end of June 2011 versus a 41.9% return for the small-cap index. We were also pleased with the Fund’s longer-term average annual total returns. RCS outperformed the Russell 2000 for the five-year, 10-year and since inception (12/27/96) periods ended June 30, 2011. The Fund’s average annual total return since inception was 12.1%.

     Each of the Fund’s consumer sectors was a source of net gains during the first half, with the Consumer Discretionary sector making the largest positive contribution to performance by a comfortable margin. Consumer stocks have been an area of focus since the recession began. Our strategy was based on two related factors: First, these companies were among the hardest hit, especially during the worst days of the bear market between September 2008 and early March 2009. Second, we believed that, while the recession would
GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Steven Madden	0.94%
Ascena Retail Group	0.81
Jos. A. Bank Clothiers	0.71
Wolverine World Wide	0.60
MAXIMUS	0.52
[1] Includes dividends

undoubtedly hurt results for many consumer stocks, the best-managed businesses would find ways to survive or even thrive through challenging times. We simply could not see Americans giving up shopping to the degree that many analysts were forecasting a few years ago. Our search therefore centered on those small-cap companies that we thought were best positioned to succeed, typically those with strong balance sheets, good management and a history of success through different business and economic cycles.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCS reflects Investment Class results. Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

10   |   Royce Capital Fund 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

      Four of the Fund’s top five performers came from the Consumer Discretionary sector, and each was a top-three holding at the end of June. Steven Madden, which designs and sells footwear, handbags and accessories, first drew our attention with its strong balance sheet, steady earnings and positive cash flow from operations. The company has successfully added new brands to its own well-known name over the last few years by introducing its own or by purchasing others. Its core business in shoes has continued to produce strong results. After buying through much of the first quarter, we took some gains in the second. Long-time Royce favorite The Dress Barn, which reorganized under the name Ascena Retail Group in January 2011, enjoyed strong sales and thus gained the attention of other investors. We trimmed our position in the specialty retailer for women’s apparel late in the second quarter. We acted in a similar fashion during the first half with menswear retailer and tailor Jos. A. Bank Clothiers, while we made a relatively larger reduction to our position in footwear, apparel,  and  accessories  maker  Wolverine  World  Wide.  First  building  a  position  in  late  2009, we have long regarded Jos. A. Bank Clothiers as the kind of poorly understood business that intrigues us. Although well-known as a business with a reputation for quality and value, its discount-driven business model seemed to keep interest in the company low. Wolverine World Wide derives a benefit from having several established brands, including Merrell, Patagonia Footwear, Harley-Davidson Footwear, Hush Puppies, and Sebago. MAXIMUS provides outsourcing and consulting services for governments across the globe. Its recent success came from running welfare-to-work-type programs in Australia and the UK. Although we trimmed our stake in the first half, we think that the company remains well-positioned to potentially benefit from the Affordable Care Act putting more people on Medicaid.
     As for those holdings that did not enjoy rising prices through the end of June, two—Almost Family and LHC Group—are in the business of providing home healthcare. We saw both as well-managed businesses in an attractive niche that were trading cheaply because of uncertainty about how the Affordable Care Act would affect their industry. They now face the likely prospect of increased regulatory hurdles that could hurt margins for their industry. We are closely watching each stock—both could potentially benefit from the wave of industry consolidation that could result once new home healthcare rules are in place, provided that new regulations do not depress margins too significantly.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Almost Family	-0.55%
LHC Group	-0.39
World Wrestling Entertainment Cl. A	-0.30
Multi-Fineline Electronix	-0.26
Knight Capital Group Cl. A	-0.24
[1] Net of dividends

ROYCE CAPITAL—SMALL-CAP VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/96

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Average Market Capitalization[1]	$1,245 million

	Weighted Average P/E Ratio [2]	13.6x

	Weighted Average P/B Ratio	1.8x

	U.S. Investments (% of Net Assets)	79.5%

	Non-U.S. Investments (% of Net Assets)	7.9%

	Fund Net Assets	$774 million

	Turnover Rate	19%

	Number of Holdings	81

	Symbol
	Investment Class	RCPFX
	Service Class	RCSSX

[1] Geometrically calculated
[2] The Fund’s P/E calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/11).

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency [1]

RCS	6.18%	20.17	0.31

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2011 Semiannual Report to Shareholders  |   11

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 88.9%

Consumer Discretionary – 11.4%
Auto Components - 1.6%
Drew Industries	244,633	$6,047,328
Fuel Systems Solutions [1,2]	94,500	2,357,775
Motorcar Parts of America [2]	227,081	3,408,486

		11,813,589

Diversified Consumer Services - 1.3%
† ChinaCast Education [2]	511,500	2,649,570
Lincoln Educational Services	395,313	6,779,618

		9,429,188

Hotels, Restaurants & Leisure - 0.3%
McCormick & Schmick's Seafood Restaurants [2]	167,500	1,438,825
Multimedia Games Holding Company [2]	175,882	800,263

		2,239,088

Household Durables - 1.4%
AS Creation Tapeten	32,400	1,376,343
Cavco Industries [2]	148,704	6,691,680
CSS Industries	84,300	1,764,399

		9,832,422

Internet & Catalog Retail - 0.9%
GS Home Shopping	24,200	3,097,574
Manutan International	35,900	2,769,891
Vitacost.com [1,2]	177,100	857,164

		6,724,629

Leisure Equipment & Products - 0.7%
Arctic Cat [2]	198,644	2,667,789
Piscines Desjoyaux	210,000	2,223,022

		4,890,811

Media - 0.2%
Rentrak Corporation [2]	53,440	948,025
Saraiva SA Livreiros Editores	27,000	528,011

		1,476,036

Specialty Retail - 3.9%
Buckle (The)	76,025	3,246,267
Cato Corporation (The) Cl. A	124,300	3,579,840
Jos. A. Bank Clothiers [2]	67,170	3,359,172
Kirkland's [2]	469,877	5,647,922
Lewis Group	231,000	2,891,179
Luk Fook Holdings (International)	1,028,900	4,996,032
Shoe Carnival [2]	55,900	1,685,385
Stein Mart	328,310	3,164,908

		28,570,705

Textiles, Apparel & Luxury Goods - 1.1%
LaCrosse Footwear	253,531	3,660,987
True Religion Apparel [2]	98,000	2,849,840
Van De Velde	29,550	1,679,112

		8,189,939

Total (Cost $61,926,644)		83,166,407

	SHARES	VALUE
Consumer Staples – 2.8%
Food Products - 1.8%
Asian Citrus Holdings	3,500,000	$3,197,658
Binggrae	44,000	2,546,022
BioExx Specialty Proteins [2]	571,300	592,358
Sipef	38,000	3,843,695
Super Group	2,538,000	2,959,385

		13,139,118

Household Products - 0.1%
Jyothy Laboratories	221,900	1,083,485

Personal Products - 0.9%
Nutraceutical International [2]	104,500	1,607,210
† USANA Health Sciences [2]	150,000	4,692,000

		6,299,210

Total (Cost $14,152,943)		20,521,813

Energy – 7.6%
Energy Equipment & Services - 6.8%
Cal Dive International [2]	277,230	1,657,835
Canadian Energy Services & Technology	190,700	6,179,040
Dawson Geophysical [2]	120,729	4,122,895
Gasfrac Energy Services [2]	193,300	1,763,741
Geodrill [2]	614,600	1,484,803
Gulf Island Fabrication	172,746	5,576,241
Lamprell	1,118,300	6,774,202
OYO Geospace [2]	43,161	4,316,100
Tesco Corporation [2]	266,980	5,182,082
TGC Industries [2]	522,007	3,335,625
Total Energy Services	456,300	6,793,994
Union Drilling [2]	207,569	2,135,885

		49,322,443

Oil, Gas & Consumable Fuels - 0.8%
Gran Tierra Energy [2]	444,100	2,935,501
Triangle Petroleum [2]	350,563	2,264,637
Uranium Resources [1,2]	551,225	920,546

		6,120,684

Total (Cost $31,567,916)		55,443,127

Financials – 6.5%
Capital Markets - 2.7%
CapMan Cl. B	687,000	1,344,227
Edelman Financial Group (The)	420,000	3,313,800
FBR & Company [2]	636,215	2,163,131
Gluskin Sheff + Associates	173,900	3,389,828
GMP Capital	193,600	2,567,415
INTL FCStone [2]	188,194	4,556,177
U.S. Global Investors Cl. A	112,300	808,560
Westwood Holdings Group	44,427	1,692,669

		19,835,807

Commercial Banks - 0.7%
Bancorp (The) [2]	202,528	2,116,417
BCB Holdings [2]	1,303,907	1,130,062

12 | Royce Capital Fund 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Financials (continued)
Commercial Banks (continued)
Pacific Continental	178,800	$1,636,020

		4,882,499

Diversified Financial Services - 0.3%
Hellenic Exchanges	325,000	2,318,251

Insurance - 1.7%
American Safety Insurance Holdings [2]	140,900	2,696,826
Argo Group International Holdings	50,027	1,486,802
† eHealth [1,2]	407,482	5,443,960
Navigators Group [2]	42,500	1,997,500
United Fire & Casualty	43,730	759,590

		12,384,678

Real Estate Management & Development - 1.1%
Kennedy-Wilson Holdings	524,814	6,428,972
Syswin ADR [2]	522,868	1,547,689

		7,976,661

Total (Cost $50,330,632)		47,397,896

Health Care – 10.2%
Biotechnology - 1.0%
Dyax Corporation [2]	717,416	1,420,484
Lexicon Pharmaceuticals [2]	1,266,686	2,229,367
Sinovac Biotech [2]	434,700	1,391,040
Zogenix [2]	460,268	1,845,675

		6,886,566

Health Care Equipment & Supplies - 4.4%
Anika Therapeutics [2]	170,678	1,215,227
Cerus Corporation [2]	490,257	1,470,771
CryoLife [2]	271,605	1,520,988
Cynosure Cl. A [2]	222,800	2,695,880
Exactech [2]	208,568	3,756,310
Kensey Nash [2]	127,614	3,219,701
Merit Medical Systems [2]	225,135	4,045,676
Neogen Corporation [2]	39,739	1,796,600
Solta Medical [2]	571,323	1,576,851
STRATEC Biomedical Systems	30,000	1,332,934
SurModics [2]	227,846	2,529,091
Syneron Medical [2]	398,885	4,838,475
Young Innovations	82,053	2,340,152

		32,338,656

Health Care Providers & Services - 1.6%
CorVel Corporation [2]	61,423	2,880,738
IPC The Hospitalist [2]	46,500	2,155,275
PDI [2]	478,720	3,394,125
U.S. Physical Therapy	141,960	3,510,671

		11,940,809

Health Care Technology - 0.7%
Transcend Services [2]	164,134	4,823,898

Life Sciences Tools & Services - 1.2%
BioClinica [2]	292,123	1,454,773
EPS	2,000	4,708,933
Furiex Pharmaceuticals [2]	135,944	2,418,444

		8,582,150

	SHARES	VALUE
Health Care (continued)
Pharmaceuticals - 1.3%
Bukwang Pharmaceutical	240,000	$2,662,231
Daewoong Pharmaceutical	30,000	1,078,642
Unichem Laboratories	302,400	1,013,613
Vetoquinol	112,888	4,909,615

		9,664,101

Total (Cost $65,507,954)		74,236,180

Industrials – 17.8%
Aerospace & Defense - 0.3%
Ducommun	125,873	2,589,208

Building Products - 1.3%
AAON	194,556	4,249,103
Sung Kwang Bend	185,000	3,820,342
WaterFurnace Renewable Energy	56,000	1,289,025

		9,358,470

Commercial Services & Supplies - 1.4%
Courier Corporation	125,518	1,386,974
Ennis	228,549	3,976,752
Heritage-Crystal Clean [2]	242,500	4,651,150

		10,014,876

Construction & Engineering - 1.3%
Layne Christensen [2]	83,200	2,524,288
Raubex Group	695,000	1,657,476
Severfield-Rowen	365,000	1,272,708
Sterling Construction [2]	303,372	4,177,432

		9,631,904

Electrical Equipment - 2.5%
Fushi Copperweld [2]	522,339	2,993,002
Global Power Equipment Group [2]	208,829	5,538,145
Graphite India	1,381,400	2,796,171
LSI Industries	476,713	3,785,101
Voltamp Transformers	254,000	2,928,123

		18,040,542

Machinery - 5.8%
Burckhardt Compression Holding	14,000	4,272,039
Foster (L.B.) Company Cl. A	116,576	3,836,516
FreightCar America [2]	181,191	4,591,380
Gorman-Rupp Company	46,870	1,543,898
Graham Corporation	310,003	6,324,061
Kadant [2]	132,531	4,176,052
Key Technology [2]	216,129	3,494,806
Pfeiffer Vacuum Technology	32,400	4,062,686
RBC Bearings [2]	102,544	3,872,061
Semperit AG Holding	127,713	6,370,319

		42,543,818

Marine - 0.6%
Baltic Trading	235,100	1,349,474
Euroseas	711,757	3,103,261

		4,452,735

Professional Services - 2.7%
Begbies Traynor	947,000	657,478
CRA International [2]	176,706	4,786,965
eClerx Services	83,000	1,562,158

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2011 Semiannual Report to Shareholders | 13

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio (continued)

	SHARES	VALUE
Industrials (continued)
Professional Services (continued)
Exponent [2]	115,829	$5,039,720
GP Strategies [2]	579,560	7,916,790

		19,963,111

Road & Rail - 1.6%
Marten Transport	322,180	6,959,088
Patriot Transportation Holding [2]	196,440	4,394,363

		11,353,451

Trading Companies & Distributors - 0.3%
Houston Wire & Cable	133,400	2,074,370

Total (Cost $107,617,677)		130,022,485

Information Technology – 13.1%
Communications Equipment - 2.6%
Anaren [2]	363,236	7,718,765
BigBand Networks [2]	659,221	1,430,509
Digi International [2]	332,900	4,327,700
KVH Industries [2]	264,400	2,810,572
Parrot [2]	62,115	2,517,779

		18,805,325

Computers & Peripherals - 1.1%
Novatel Wireless [2]	369,300	2,023,764
Super Micro Computer [2]	172,511	2,775,702
Xyratex [2]	305,500	3,134,430

		7,933,896

Electronic Equipment, Instruments & Components - 2.2%
Diploma	516,500	3,110,418
Domino Printing Sciences	154,852	1,695,020
Electro Rent	127,600	2,184,512
Fabrinet [2]	131,669	3,196,923
Inficon Holding	10,300	2,151,390
Nice	63,511	276,387
Vaisala Cl. A	100,000	3,239,476

		15,854,126

Internet Software & Services - 1.3%
Envestnet [2]	139,700	2,074,545
Meetic [2]	165,000	3,580,011
Neurones	170,000	2,120,248
World Energy Solutions [2]	358,700	1,506,540

		9,281,344

IT Services - 0.2%
Forrester Research	44,200	1,456,832

Semiconductors & Semiconductor Equipment - 4.8%
Advanced Energy Industries [2]	121,300	1,794,027
† ANADIGICS [1,2]	618,700	1,986,027
ATMI [2]	252,000	5,148,360
AXT [2]	676,147	5,733,727
GSI Technology [2]	300,157	2,161,130
Integrated Silicon Solution [2]	463,700	4,483,979
† Mindspeed Technologies [2]	224,900	1,799,200
Rudolph Technologies [2]	523,941	5,611,408
Sigma Designs [2]	481,364	3,677,621

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Supertex [2]	127,700	$2,860,480

		35,255,959

Software - 0.9%
PROS Holdings [2]	78,723	1,376,865
Smith Micro Software [2]	644,876	2,714,928
VASCO Data Security International [2]	236,930	2,949,779

		7,041,572

Total (Cost $82,525,540)		95,629,054

Materials – 13.5%
Chemicals - 1.0%
Huchems Fine Chemical	145,000	3,509,395
Societe Internationale de Plantations
d'Heveas	16,700	2,184,433
Victrex	73,000	1,757,449

		7,451,277

Construction Materials - 0.1%
Polaris Minerals [2]	547,900	482,881

Metals & Mining - 12.4%
Alamos Gold	240,200	3,977,390
Allied Nevada Gold [2]	203,429	7,195,284
AuRico Gold [2]	195,547	2,149,061
Bear Creek Mining [2]	317,800	1,268,630
Castle (A.M.) & Co. [2]	229,663	3,814,702
Eldorado Gold	140,800	2,075,392
Endeavour Mining [2]	1,472,900	3,527,813
Endeavour Silver [2]	619,000	5,199,600
Entree Gold [2]	873,700	1,869,718
Great Basin Gold [2]	1,288,675	2,645,629
Horsehead Holding Corporation [2]	502,200	6,689,304
Imdex	1,555,892	3,591,756
International Tower Hill Mines [2]	277,000	2,088,580
Keegan Resources [2]	376,600	2,920,803
Lumina Copper [2]	674,700	4,162,440
† Lumina Royalty [2,3]	674,700	477,806
Olympic Steel	238,600	6,568,658
Quaterra Resources [2]	895,000	1,085,748
† Revett Minerals [1,2]	133,341	601,368
Richmont Mines [2]	382,500	2,719,575
Silvercorp Metals	475,000	4,455,500
Sprott Resource [2]	982,100	4,673,999
Synalloy Corporation [2]	8,052	109,266
Torex Gold Resources [2]	1,009,000	1,820,374
Universal Stainless & Alloy Products [2]	161,757	7,563,757
US Gold [2]	804,196	4,849,302
Western Copper [2]	720,000	2,304,000

		90,405,455

Total (Cost $56,264,258)		98,339,613

Telecommunication Services – 1.3%
Diversified Telecommunication Services - 1.3%
Atlantic Tele-Network	139,650	5,356,974

14 | Royce Capital Fund 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Capital Fund–Small-Cap Portfolio

	SHARES	VALUE
Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
Neutral Tandem [2]	247,030	$4,303,263

Total (Cost $5,416,841)		9,660,237

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [2]	1,352,300	995,524

Total (Cost $1,759,433)		995,524

Miscellaneous [4] – 4.6%
Total (Cost $36,609,713)		33,602,437

TOTAL COMMON STOCKS
(Cost $513,679,551)		649,014,773

REPURCHASE AGREEMENT – 11.0%
State Street Bank & Trust Company, 0.01% dated 6/30/11, due 7/1/11, maturity value $80,272,022 (collateralized by obligations of various U.S. Government Agencies, 0.09%-3.625% due 9/16/11-11/30/11, valued at $82,280,750) (Cost $80,272,000)		80,272,000

COLLATERAL RECEIVED FOR
SECURITIES LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $2,684,506)		2,684,506

TOTAL INVESTMENTS – 100.3%
(Cost $596,636,057)		731,971,279

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(2,287,427)

NET ASSETS – 100.0%		$729,683,852

	SHARES	VALUE
COMMON STOCKS – 87.4%

Consumer Discretionary – 21.3%
Auto Components - 1.6%
Dorman Products [2]	302,058	$11,955,456

Hotels, Restaurants & Leisure - 0.8%
International Speedway Cl. A	204,300	5,804,163

Media - 0.6%
World Wrestling Entertainment Cl. A	496,573	4,732,341

Specialty Retail - 11.1%
American Eagle Outfitters	459,915	5,863,916
Ascena Retail Group [2]	650,288	22,142,306
Buckle (The)	510,703	21,807,018
Cato Corporation (The) Cl. A	352,292	10,146,010
Guess?	87,845	3,694,761
Jos. A. Bank Clothiers [2]	447,936	22,401,279

		86,055,290

Textiles, Apparel & Luxury Goods - 7.2%
Carter's [2]	322,005	9,904,874
† G-III Apparel Group [2]	258,800	8,923,424
Steven Madden [2]	597,052	22,395,420
Wolverine World Wide	351,852	14,689,821

		55,913,539

Total (Cost $106,381,889)		164,460,789

Consumer Staples – 5.8%
Food Products - 2.8%
J&J Snack Foods	234,411	11,685,388
Lancaster Colony	164,797	10,022,954

		21,708,342

Personal Products - 3.0%
Inter Parfums	456,786	10,519,782
Nu Skin Enterprises Cl. A	220,800	8,291,040
Nutraceutical International [2]	285,104	4,384,899

		23,195,721

Total (Cost $35,604,005)		44,904,063

Energy – 6.4%
Energy Equipment & Services - 5.0%
Atwood Oceanics [2]	318,300	14,046,579
Helmerich & Payne	34,400	2,274,528
Matrix Service [2]	437,971	5,860,052
Rowan Companies [2]	84,535	3,280,803
Unit Corporation [2]	219,300	13,361,949

		38,823,911

Oil, Gas & Consumable Fuels - 1.4%
Cimarex Energy	67,118	6,035,251
Energen Corporation	88,600	5,005,900

		11,041,151

Total (Cost $28,528,667)		49,865,062

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2011 Semiannual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund–Small-Cap Portfolio (continued)

	SHARES	VALUE
Financials – 16.2%
Capital Markets - 2.9%
Federated Investors Cl. B	634,697	$15,131,176
Knight Capital Group Cl. A [2]	642,782	7,083,458

		22,214,634

Commercial Banks - 0.4%
City Holding Company	98,753	3,261,812

Insurance - 12.9%
Allied World Assurance Company
Holdings	368,700	21,229,746
Alterra Capital Holdings	420,363	9,374,095
Amerisafe [2]	333,448	7,542,594
Aspen Insurance Holdings	456,400	11,743,172
Brown & Brown	83,920	2,153,387
Endurance Specialty Holdings	144,293	5,963,630
Meadowbrook Insurance Group	802,264	7,950,436
Montpelier Re Holdings	393,377	7,080,786
Reinsurance Group of America	150,600	9,165,516
StanCorp Financial Group	277,800	11,720,382
Validus Holdings	194,513	6,020,177

		99,943,921

Total (Cost $110,248,814)		125,420,367

Health Care – 12.5%
Biotechnology - 1.4%
Emergent Biosolutions [2]	479,596	10,814,890

Health Care Equipment & Supplies - 0.4%
Kensey Nash [2]	113,003	2,851,066

Health Care Providers & Services - 9.1%
Almost Family [1,2]	359,083	9,838,874
Chemed Corporation	133,400	8,740,368
LHC Group [2]	371,150	8,558,719
Magellan Health Services [2]	225,967	12,369,433
MEDNAX [2]	251,809	18,178,092
Patterson Companies	189,700	6,239,233
U.S. Physical Therapy	277,600	6,865,048

		70,789,767

Health Care Technology - 0.6%
Transcend Services [2]	156,091	4,587,514

Pharmaceuticals - 1.0%
Obagi Medical Products [2]	782,699	7,380,852

Total (Cost $76,984,584)		96,424,089

Industrials – 6.1%
Aerospace & Defense - 1.9%
American Science & Engineering	63,912	5,112,960
Cubic Corporation	189,232	9,648,940

		14,761,900

Construction & Engineering - 1.1%
Baker (Michael) [2]	120,399	2,542,827
Orion Marine Group [2]	653,466	6,149,115

		8,691,942

Electrical Equipment - 0.6%
AZZ	96,555	4,422,219

	SHARES	VALUE
Industrials (continued)
Marine - 1.3%
Kirby Corporation [2]	172,400	$9,769,908

Trading Companies & Distributors - 1.2%
Applied Industrial Technologies	273,597	9,742,789

Total (Cost $43,532,478)		47,388,758

Information Technology – 15.3%
Communications Equipment - 1.1%
Comtech Telecommunications	146,805	4,116,412
Plantronics	71,600	2,615,548
Tellabs	424,782	1,958,245

		8,690,205

Computers & Peripherals - 1.0%
Rimage Corporation	254,598	3,419,251
Super Micro Computer [2]	272,318	4,381,597

		7,800,848

Electronic Equipment, Instruments & Components - 4.2%
DDi Corporation	519,663	4,957,585
Fabrinet [2]	396,600	9,629,448
† Littelfuse	165,824	9,737,185
† Multi-Fineline Electronix [2]	368,100	7,954,641

		32,278,859

IT Services - 6.7%
ManTech International Cl. A	458,876	20,383,272
MAXIMUS	203,500	16,835,555
NCI Cl. A [2]	403,390	9,165,021
Total System Services	302,200	5,614,876

		51,998,724

Semiconductors & Semiconductor Equipment - 2.3%
MKS Instruments	486,600	12,855,972
Ultra Clean Holdings [2]	536,354	4,870,094

		17,726,066

Total (Cost $106,331,038)		118,494,702

Materials – 1.2%
Chemicals - 1.2%
† Innospec [2]	236,353	7,943,825
KMG Chemicals	56,423	950,163

Total (Cost $8,612,010)		8,893,988

Miscellaneous [4] – 2.6%
Total (Cost $20,516,154)		20,494,954

TOTAL COMMON STOCKS
(Cost $536,739,639)		676,346,772

16 | Royce Capital Fund 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

VALUE

REPURCHASE AGREEMENT – 9.3%
State Street Bank & Trust Company, 0.01% dated 6/30/11, due 7/1/11, maturity value $72,046,020 (collateralized by obligations of various U.S. Government Agencies, 1.00% due 4/30/12, valued at $73,847,746) (Cost $72,046,000)	$72,046,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $280,019)	280,019

TOTAL INVESTMENTS – 96.8%
(Cost $609,065,658)	748,672,791

CASH AND OTHER ASSETS LESS LIABILITIES – 3.2%	24,954,698

NET ASSETS – 100.0%	$773,627,489

†	New additions in 2011.
[1]	All or a portion of these securities were on loan at June 30, 2011.
[2]	Non-income producing.
[3]

A security for which market quotations are not readily available represents 0.1% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures approved by the Fund's Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	Includes securities first acquired in 2011 and less than 1% of net assets.

Bold indicates a Fund's 20 largest equity holdings in terms of June 30, 2011, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2011 Semiannual Report to Shareholders | 17

Statements of Assets and Liabilities	June 30, 2011 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value
(including collateral on loaned securities)	$651,699,279	$676,626,791
Repurchase agreements (at cost and value)	80,272,000	72,046,000
Cash and foreign currency	1,103	589
Receivable for investments sold	1,839,782	787,464
Receivable for capital shares sold	1,768,212	29,378,721
Receivable for dividends and interest	750,781	192,685
Prepaid expenses and other assets	2,679	2,568

Total Assets	736,333,836	779,034,818

LIABILITIES:
Payable for collateral on loaned securities	2,684,506	280,019
Payable for investments purchased	2,817,251	1,737,646
Payable for capital shares redeemed	300,734	2,686,116
Payable for investment advisory fees	727,716	592,241
Accrued expenses	119,777	111,307

Total Liabilities	6,649,984	5,407,329

Net Assets	$729,683,852	$773,627,489

ANALYSIS OF NET ASSETS:
Paid-in capital	$581,848,697	$618,306,027
Undistributed net investment income (loss)	(5,814,151)	1,782,170
Accumulated net realized gain (loss) on investments and foreign currency	18,301,859	13,932,159
Net unrealized appreciation (depreciation) on investments and foreign currency	135,347,447	139,607,133

Net Assets	$729,683,852	$773,627,489

Investment Class	$705,434,927	$706,718,650
Service Class	24,248,925	66,908,839

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	56,335,286	64,261,076
Service Class	1,944,645	6,135,396

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price per share)
Investment Class	$12.52	$11.00
Service Class	12.47	10.91

Investments at identified cost	$516,364,057	$537,019,658
Market value of loaned securities	2,612,220	286,823

18 | Royce Capital Fund 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Six months ended		Six months ended
	6/30/11	Year ended	6/30/11	Year ended
	(unaudited)	12/31/10	(unaudited)	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,040,280)	$(504,238)	$(760,192)	$2,545,361
Net realized gain (loss) on investments and foreign currency	36,143,964	42,699,505	34,401,421	38,542,478
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(15,936,201)	115,084,250	1,820,598	67,628,073

Net increase (decrease) in net assets from investment operations	19,167,483	157,279,517	35,461,827	108,715,912

DISTRIBUTIONS:
Net investment income
Investment Class	–	(10,945,110)	–	(678,030)
Service Class	–	(263,935)	–	(40,661)
Net realized gain on investments and foreign currency
Investment Class	–	–	–	–
Service Class	–	–	–	–

Total distributions	–	(11,209,045)	–	(718,691)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	84,451,592	112,156,586	105,642,022	149,283,959
Service Class	9,691,160	9,323,052	26,420,507	36,064,730
Distributions reinvested
Investment Class	–	10,945,110	–	678,030
Service Class	–	263,935	–	40,661
Value of shares redeemed
Investment Class	(74,330,312)	(111,593,873)	(62,219,953)	(90,337,316)
Service Class	(2,971,927)	(2,488,783)	(3,408,676)	(4,556,985)

Net increase (decrease) in net assets from capital share transactions	16,840,513	18,606,027	66,433,900	91,173,079

NET INCREASE (DECREASE) IN NET ASSETS	36,007,996	164,676,499	101,895,727	199,170,300
NET ASSETS:
Beginning of period	693,675,856	528,999,357	671,731,762	472,561,462

End of period	$729,683,852	$693,675,856	$773,627,489	$671,731,762

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(5,814,151)	$(4,773,871)	$1,782,170	$2,542,361

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2011 Semiannual Report to Shareholders | 19

Statements of Operations	Six Months Ended June 30, 2011 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$3,443,195	$3,008,530
Interest	12,276	11,863
Securities lending	261,414	160

Total income	3,716,885	3,020,553

Expenses:
Investment advisory fees	4,498,875	3,554,879
Distribution fees	26,395	66,867
Custody	106,904	35,827
Shareholder reports	43,323	44,741
Administrative and office facilities	33,101	32,216
Audit	19,805	12,500
Trustees' fees	19,040	18,734
Legal	8,065	7,860
Shareholder servicing	7,164	19,752
Registration	4,033	5,870
Other expenses	9,633	8,257

Total expenses	4,776,338	3,807,503
Compensating balance credits	(169)	(11)
Fees waived by distributor	(19,004)	(26,747)

Net expenses	4,757,165	3,780,745

Net investment income (loss)	(1,040,280)	(760,192)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	36,156,015	34,401,401
Foreign currency transactions	(12,051)	20
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(15,959,237)	1,820,635
Other assets and liabilities denominated in foreign currency	23,036	(37)

Net realized and unrealized gain (loss) on investments and foreign currency	20,207,763	36,222,019

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$19,167,483	$35,461,827

20 | Royce Capital Fund 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency			Distributions from Net Realized Gain on Investments and Foreign Currency					Ratio of Expenses to Average Net Assets			Ratio of Net Investment Income (Loss) to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Total from Investment Operations	Distributions from Net Investment Income		Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers		Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
†2011	$12.18	$(0.02)	$0.36	$0.34	$–	$–	$–	$12.52	2.79%[1]	$705,435	1.32%[2]	1.32%[2]	1.32%[2]	(0.29)%[2]	18%
2010	9.52	(0.01)	2.87	2.86	(0.20)	–	(0.20)	12.18	30.10	676,654	1.32	1.32	1.32	(0.09)	35
2009	6.03	(0.01)	3.50	3.49	–	–	–	9.52	57.88	522,092	1.33	1.33	1.33	(0.13)	33
2008	13.47	0.13	(5.99)	(5.86)	(0.30)	(1.28)	(1.58)	6.03	(43.27)	328,059	1.32	1.32	1.32	1.05	51
2007	14.40	0.03	0.53	0.56	(0.22)	(1.27)	(1.49)	13.47	3.98	629,953	1.31	1.31	1.31	0.19	47
2006	12.57	0.01	2.63	2.64	(0.03)	(0.78)	(0.81)	14.40	21.07	561,257	1.32	1.31	1.31	(0.09)	41

Micro-Cap Portfolio – Service Class[a]
†2011	$12.13	$(0.02)	$0.36	$0.34	$–	$–	$–	$12.47	2.80%[1]	$24,249	1.60%[2]	1.60%[2]	1.42%[2]	(0.36)%[2]	18%
2010	9.49	(0.08)	2.91	2.83	(0.19)	–	(0.19)	12.13	29.90	17,022	1.63	1.63	1.40	(0.12)	35
2009	6.02	(0.03)	3.50	3.47	–	–	–	9.49	57.64	6,907	1.73	1.73	1.58	(0.36)	33
2008	13.45	0.05	(5.92)	(5.87)	(0.28)	(1.28)	(1.56)	6.02	(43.44)	3,725	1.92	1.92	1.58	0.70	51
2007	14.39	(0.06)	0.58	0.52	(0.19)	(1.27)	(1.46)	13.45	3.71	3,515	2.11	2.11	1.58	(0.06)	47
2006	14.90	(0.04)	0.34	0.30	(0.02)	(0.79)	(0.81)	14.39	2.06 [1]	1,262	8.67 [2]	8.67 [2]	1.58 [2]	0.16 [2]	41

Small-Cap Portfolio – Investment Class
†2011	$10.45	$(0.01)	$0.56	$0.55	$–	$–	$–	$11.00	5.26%[1]	$706,718	1.05%[2]	1.05%[2]	1.05%[2]	(0.20)%[2]	19%
2010	8.68	0.04	1.74	1.78	(0.01)	–	(0.01)	10.45	20.52	630,227	1.06	1.06	1.06	0.47	34
2009	6.42	0.01	2.25	2.26	–	–	–	8.68	35.20	467,401	1.07	1.07	1.07	0.20	46
2008	9.96	0.00	(2.72)	(2.72)	(0.06)	(0.76)	(0.82)	6.42	(27.18)	291,898	1.07	1.07	1.07	0.07	45
2007	10.67	0.07	(0.30)	(0.23)	(0.00)	(0.48)	(0.48)	9.96	(2.14)	345,747	1.09	1.08	1.08	0.60	64
2006	9.67	0.00	1.51	1.51	(0.01)	(0.50)	(0.51)	10.67	15.57	274,089	1.08	1.08	1.08	0.08	54

Small-Cap Portfolio – Service Class[a]
†2011	$10.38	$(0.02)	$0.55	$0.53	$–	$–	$–	$10.91	5.11%[1]	$66,909	1.31%[2]	1.31%[2]	1.21%[2]	(0.34)%[2]	19%
2010	8.64	0.03	1.72	1.75	(0.01)	–	(0.01)	10.38	20.26	41,505	1.34	1.34	1.30	0.36	34
2009	6.40	(0.00)	2.24	2.24	–	–	–	8.64	35.00	5,160	1.62	1.62	1.36	(0.04)	46
2008	9.94	(0.02)	(2.73)	(2.75)	(0.03)	(0.76)	(0.79)	6.40	(27.50)	1,438	1.96	1.96	1.36	(0.21)	45
2007	10.67	0.03	(0.28)	(0.25)	–	(0.48)	(0.48)	9.94	(2.37)	1,647	2.09	2.09	1.36	0.23	64
2006	10.85	(0.01)	0.33	0.32	–	(0.50)	(0.50)	10.67	2.94 [1]	103	15.77 [2]	15.77 [2]	1.36 [2]	(0.12)[2]	54

†	Six months ended June 30, 2011 (unaudited).
[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on May 2, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2011 Semiannual Report to Shareholders | 21

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level	1 – quoted prices in active markets for identical securities.
Level

2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.

Level	3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Micro-Cap Portfolio
Common stocks	$458,725,988	$189,810,979	$477,806	$649,014,773
Cash equivalents	2,684,506	80,272,000	–	82,956,506
Small-Cap Portfolio
Common stocks	676,346,772	–	–	676,346,772
Cash equivalents	280,019	72,046,000	–	72,326,019

22 | Royce Capital Fund 2011 Semiannual Report to Shareholders

Valuation of Investments (continued):
     Level 3 Reconciliation:

	Balance as of 12/31/10	Purchases	Transfers Out	Realized and Unrealized Gain (Loss)[1]	Balance as of 6/30/11
Micro-Cap Portfolio
Common stocks	$223,146	$468,718	$223,146	$9,088	$477,806

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Royce Capital Fund 2011 Semiannual Report to Shareholders | 23

Notes to Financial Statements (unaudited) (continued)

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 13, 2012. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2011.

Capital Share Transactions (in shares):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended 6/30/11 (unaudited)	Year ended 12/31/10	Period ended 6/30/11 (unaudited)	Year ended 12/31/10	Period ended 6/30/11 (unaudited)	Year ended 12/31/10	Period ended 6/30/11 (unaudited)	Year ended 12/31/10

Micro-Cap Portfolio
Investment Class	6,749,217	10,794,303	–	917,444	(5,973,792)	(10,970,658)	775,425	741,089
Service Class	780,641	882,548	–	22,217	(238,876)	(229,657)	541,765	675,108

Small-Cap Portfolio
Investment Class	9,697,910	16,181,217	–	64,698	(5,718,603)	(9,796,048)	3,979,307	6,449,867
Service Class	2,450,553	3,897,298	–	3,910	(315,619)	(498,139)	2,134,934	3,403,069

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% for the Service Class of Micro-Cap Portfolio through April 30, 2012. For the six months ended June 30, 2011, Micro-Cap Portfolio recorded advisory fees of $4,498,875 and Small-Cap Portfolio recorded advisory fees of $3,554,879.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2011, Micro-Cap Portfolio-Service Class recorded net distribution fees of $7,391 and Small-Cap Portfolio-Service Class recorded net distribution fees of $40,120.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2011, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$140,381,316	$119,111,185
Small-Cap Portfolio	152,336,303	120,030,230

Class Specific Expenses:
     Class specific expenses were as follows for the six months ended June 30, 2011:

	Net Distribution Fees	Shareholder Servicing	Shareholder Reports	Registration	Transfer Agent Balance Credits	Total
Micro-Cap Portfolio – Investment Class	$–	$4,183	$42,724	$3,057	$(3)	$49,961
Micro-Cap Portfolio – Service Class	7,391	2,981	599	976	(2)	11,945
	7,391	7,164	43,323	4,033	(5)
Small-Cap Portfolio – Investment Class	–	16,775	43,716	2,919	(3)	63,407
Small-Cap Portfolio – Service Class	40,120	2,977	1,025	2,951	(1)	47,072
	40,120	19,752	44,741	5,870	(4)

Tax Information:
     At June 30, 2011, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

	Tax Basis Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized

			Appreciation	Depreciation
Micro-Cap Portfolio	$596,814,851	$135,156,428	$188,517,956	$53,361,528
Small-Cap Portfolio	609,189,768	139,483,023	158,231,937	18,748,914

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

24 | Royce Capital Fund 2011 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2011, and held for the entire six-month period ended June 30, 2011. Service Class shares are generally available only through certain insurance companies, brokers or retirement plan administrators who receive service fees from the Fund for services that they perform.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2011, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period[1]	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Investment Class

Micro-Cap Portfolio	$1,000.00	$1,027.91	$6.64	$1,000.00	$1,018.25	$6.61	1.32%
Small-Cap Portfolio	1,000.00	1,052.63	5.34	1,000.00	1,019.59	5.26	1.05%

Service Class

Micro-Cap Portfolio	1,000.00	1,028.03	7.14	1,000.00	1,017.75	7.10	1.42%
Small-Cap Portfolio	1,000.00	1,051.06	6.15	1,000.00	1,018.79	6.06	1.21%

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Royce Capital Fund 2011 Semiannual Report to Shareholders | 25

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee1
Age: 56 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc.; Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 62 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 73 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 69 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered
investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 65 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 59 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 49 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 44 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 51 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

26 | Royce Capital Fund 2011 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2011, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2011 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
     All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds . Distributor: Royce Fund Services, Inc.
     Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio (up to 35%) and Royce Capital Fund–Small-Cap Portfolio (up to 25%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Royce Capital Fund 2011 Semiannual Report to Shareholders | 27

Board Approval of Investment Advisory Agreements

At meetings held on June 1-2, 2011, Royce Capital Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and Royce Capital Fund relating to each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category,” information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of brokerage commissions, payments made to R&A or its affiliates relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received with assistance and advice from, and met separately with, their independent legal counsel. While the Investment Advisory Agreements for the Funds were considered at the same meeting, the trustees dealt with each agreement separately. Among other factors, the trustees noted that they considered the following:
     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing The Royce Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to The Royce Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii ) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds and expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. The trustees noted that Royce Micro-Cap Portfolio’s (“RCM”) Sharpe Ratio placed in the first quartile within Morningstar’s micro-cap category for the three-, five- and ten-year periods ended December 31, 2010, and Royce Small-Cap Portfolio (“RCS”) placed in the first quartile for the three-, five- and ten-year periods within Morningstar’s small blend category.
     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether each of the Funds has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment

28 | Royce Capital Fund 2011 Semiannual Report to Shareholders

advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. It was noted that RCM’s expense ratio placed in the fourth quartile within its peer group. RCM’s net expense ratio compares favorably against the average net expense ratio for non-institutional, non-ETF, domestic stock funds in the Morningstar database with market caps below $500 million and 12b-1 fees equal to or less than 0.25%. The trustees noted that RCS’s expense ratio placed in the third quartile, higher than its peer group and lower than its category median.

     The trustees noted that R&A had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of service that R&A provides to registered investment companies such as the Fund as compared to other accounts, the Funds’ advisory fees compared favorably to these other accounts.
     The entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

Royce Capital Fund 2011 Semiannual Report to Shareholders | 29

About The Royce Funds

Wealth Of Experience	Consistent Discipline

With approximately $41 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $153 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us

General Information
Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2.  Code(s) of Ethics.    Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.  Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.  Not Applicable

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits.   Attached hereto.

(a)(1)  Not applicable to this semi-annual report.

(a)(2)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY: /s/Charles M. Royce

        Charles M. Royce

        President

Date: August 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND

ROYCE CAPITAL FUND

BY: /s/Charles M. Royce

             BY: /s/John D. Diederich

        Charles M. Royce

     John D. Diederich

        President

     Chief Financial Officer

Date: August 10, 2011

Date: August 10, 2011